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                  HARTFORD LEADERS OUTLOOK (SERIES I AND IR)
                           SEPARATE ACCOUNT SEVEN
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-40414

    SUPPLEMENT DATED FEBRUARY 10, 2006 TO THE PROSPECTUS DATED MAY 6, 2005

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            SUPPLEMENT DATED FEBRUARY 10, 2006 TO YOUR PROSPECTUS

On April 4, 2006, shareholders will vote on the proposed merger of AIM V.I. Aggressive Growth Fund into AIM V.I. Capital Appreciation Fund and the proposed merger of AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund. If the proposed merger is approved, all assets of AIM V.I. Aggressive Growth Fund will be transferred into AIM V.I. Capital Appreciation Fund, and shareholders of AIM V.I. Aggressive Growth Fund will receive shares of AIM V.I. Capital Appreciation Fund, and all assets of AIM V.I. Premier Equity Fund will be transferred into AIM V.I. Core Equity Fund, and shareholders of AIM V.I. Premier Equity Fund will receive shares of AIM V.I. Core Equity Fund. If approved by the shareholders, the merger is scheduled to take place on or about May 1, 2006.

As a result, if any of your Contract Value is currently invested in AIM V.I. Aggressive Growth Fund Sub-Account, that Contract Value will be merged into AIM V.I. Capital Appreciation Fund Sub-Account, and if any of your Contract Value is currently invested in AIM V.I. Premier Equity Fund Sub-Account, that Contract Value will be merged into AIM V.I. Core Equity Fund Sub-Account. If any portion of your future premium payments are allocated to AIM V.I. Aggressive Growth Fund Sub-Account or AIM V.I. Premier Equity Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 28, 2006. Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, we will not process any transaction that includes an allocation to AIM V.I. Aggressive Growth Fund Sub-Account or AIM V.I. Premier Equity Fund Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, any Dollar Cost Averaging, InvestEase,(R) Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to AIM V.I. Aggressive Growth Fund Sub-Account or AIM V.I. Premier Equity Fund Sub-Account will be terminated and you will have to re-enroll if you wish to continue after April 28, 2006. However, unless you direct us otherwise, any Automatic Income programs established on or before April 28, 2006 will continue uninterrupted.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to AIM V.I. Aggressive Growth Fund and AIM V.I. Premier Equity Fund are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5948